Exhibit 99.3
Second Quarter 2006 Earnings Call & Presentation August 1, 2006 CRESCENT REAL ESTATE EQUITIES COMPANY

John Goff Vice Chairman & Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management on Call

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statement

Funds From Operations Available to Common Shareholders - diluted, as adjusted 2nd Quarter 2006 ? $31.4M or $0.26 per share Year to Date 2006 ? $56.2M or $0.46 per share Net Loss to Common Shareholders - diluted 2nd Quarter 2006 ? ($4.7M) or ($0.05) per share Year to Date 2006 ? ($17.8M) or ($0.18) per share 2006 Company Guidance $1.25 to $1.40 FFO, as adjusted, per share (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent's FFO before and after such adjustments to GAAP net income is included in the Company's financial statements accompanying this morning's press release and in the "Second Quarter 2006 Supplemental Operating and Financial Data" located on the Company's website. FFO should not be considered an alternative to net income. 2nd Quarter Earnings Results (1)

Investment Scorecard Investments made from Nov 2004 thru July 2006 (1) In November 2004, Crescent announced three strategic transactions which accelerated its move into investment management and generated cash of $500M (2) C = committed; UD = under development (3) Crescent's share is $278.9M (4) Assumes certain projects are executed with a 60% equity partner (5) Includes $43.8M investments held in joint venture (1) (2) (3) (4) (5)

Portfolio % leased occupancy and economic occupancy 91.1% leased occupancy as of June 30, 2006 88.2% economic occupancy as of June 30, 2006 Same-Store NOI growth 2nd Quarter 2006 ? (0.9%) GAAP / 2.9% cash Year to Date 2006 ? (2.3%) GAAP / 1.8% cash Leasing activity 2nd Quarter 2006 ? 1.7 million total net rentable square feet leased ? Includes 0.9 million square feet renewed or re-leased, resulting in 3% increase in weighted average full-service rental rates over expiring rates Year to Date 2006 ? 2.5 million total net rentable square feet leased ? Includes 1.3 million square feet renewed or re-leased, resulting in 1% increase in weighted average full-service rental rates over expiring rates (1) Office statistics exclude unstabilized properties and are presented at 100% regardless of Crescent's ownership interest Office Property Results (1)

Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Grubb & Ellis (Las Vegas) Market Results Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 06/30/06(1) 93.2% 87.7% 89.2% 83.0% 96.9% 98.2% Market Economic Occupancy 06/30/06 86.3% 82.0% 86.5% 86.3% 92.3% 94.2% CEI Quoted Rental Rate 06/30/06(1) $21.57 $26.48 $21.90 $26.26 $33.50 $34.49 Market Rental Rate 06/30/06 $20.69 $21.23 $20.85 $24.25 $30.36 $28.44 Market Absorption 2nd Qtr 1.3 M 1.8 M 98,000 196,000 405,000 36,000 Deliveries 2nd Qtr 0 499,000 0 0 0 28,000 Under Construction 06/30/06 - multi-tenant 379,000 2.2 M 475,000 0 761,000 258,000 Employment Growth June 05 - June 06 2.5% 3.5% 2.4% 3.1% 1.4% 5.4% (1) Excludes unstabilized properties

Fairmont Sonoma Mission Inn & Spa Luxury Resorts & Upscale Business-Class Hotels Hyatt Beaver Creek Resort & Spa Quarter ended June 30, 2006 2005 Year to Date ended June 30, 2006 2005 Same-Store NOI (in thousands) $7,606 $6,739 Weighted Avg. Occupancy 71% 71% Average Daily Rate $181 $161 Revenue Per Available Room $128 $114 Same-Store NOI (in thousands) $18,605 $15,407 Weighted Avg. Occupancy 72% 70% Average Daily Rate $196 $178 Revenue Per Available Room $142 $124

Tucson, AZ CANYON RANCH(r) Lenox, MA Canyon Ranch Resorts (1) Crescent owns 48% of the Canyon Ranch Company which owns all of the assets, including the brand. (1) Quarter ended June 30, 2006 2005 Weighted Avg Occupancy 84% 81% Average Daily Rate $741 $737 Revenue Per Available Room $593 $552 Year to Date ended June 30, 2006 2005 Weighted Avg Occupancy 85% 83% Average Daily Rate $759 $749 Revenue Per Available Room $618 $577

Bethesda rendering Canyon Ranch Living Projects Miami Phase I = 223 condo units + 150-room hotel ^ 100% sold at $671 psf; Jan 2007 delivery Phase II = 207 condo units ^ 72% sold at $1,200 psf $35M to $50M one-time brand fee income $2.5M annual fee income Bethesda Phase I = 217 condo units + 157-room hotel ^ sales began in June - 14% sold at $850+ psf $40M to $50M one-time brand fee income $3.0M to $3.5M annual fee income CANYON RANCH LIVING(r) Miami Beach rendering

Canyon Ranch Living Chicago rendering Canyon Ranch Living - Chicago $25M to $30M one-time brand fee income $3M to $5M annual fee income CANYON RANCH LIVING(r) Chicago 128 hotel condominiums (expected sales price ^ $1,000 psf) 254 residential condominiums (expected sales price ^ $800 psf) World - class 60,000 SF health & wellness center 100 - seat Canyon Ranch restaurant 48,000 SF office space

Desert Mountain Crescent Resort Development Desert Mountain Crescent Resort Development Resort Residential Results Residential Lot Sales 41 70 Average Sales Price per Lot $160,000 $166,000 Units Sold 10 44 Average Sales Price per Unit $1.8M $1.9M 2nd Qtr YTD 2006 2006 Residential Lot Sales 2 3 Average Sales Price per Lot $2.1M $1.9M Units Sold 1 2 Average Sales Price per Unit $1.4M $1.6M 2nd Qtr YTD 2006 2006

Phase II announced on June 20, 2006 23-story tower consisting of 96 residences 4 town homes separate from tower Development costs expected to be $138.8M Residences priced from $700,000 to $8M Projected FFO from residences estimated to be $22M Delivery slated for late 2008 The Residences at The Ritz-Carlton, Dallas 12 The Residences at The Ritz-Carlton, Dallas